SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 9, 2002


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


         California                       0-27122               94-2900635
(State or Other Jurisdiction of  (Commission File Number)     (IRS Employer
       Incorporation)                                      Identification No.)

               150 Rose Orchard Way
               San Jose, California                         95134
     (Address of Principal Executive Offices)             (Zip Code)

       Registrant's telephone number, including area code: (408) 432-0888

                                      None

          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         This report is being filed by the Registrant to report its sale of certain assets related to the Cimstation Inspection portion of its Silma business to a wholly owned subsidiary of Metrologic Group SA. The press release issued by the Registrant relating to the sale of assets is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.      Description

         99.1             Press Release of the Registrant issued on May 9, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ADEPT TECHNOLOGY, INC.



Date:  May 9, 2002                          By:      /s/ Michael W. Overby
                                                -----------------------------
                                                     Michael W. Overby
                                                     Chief Financial Officer